UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities exchange act of 1934

Date of Report (Date of earliest event reported):  February 14, 2009

MEDIA & ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33343	20-3178730
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

230 Park Avenue, Suite 1000, New York, NY	10169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 551-1498

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard, Transfer of Listing.

On February 19, 2009, Media & Entertainment Holdings, Inc. issued the attached press release.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.
Exhibit
Number	Description
99.1	Press Release of Media & Entertainment Holdings, Inc. dated February 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2009
MEDIA & ENTERTAINMENT HOLDINGS, INC.

	By:	/s/ Robert Clauser
Robert Clauser
Executive Vice President,
Chief Financial Officer and
Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Media & Entertainment Holdings, Inc. dated February 19, 2009